Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Insurance Portfolio

May 31, 2020

PRC-QTLY-0720
1.802178.116

Schedule of Investments May 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Capital Markets - 6.0%
Asset Management & Custody Banks - 6.0%
Apollo Global Management LLC Class A	75,344	$3,586,374
Ares Management Corp.	139,514	5,268,049
Bank of New York Mellon Corp.	28,300	1,051,911
BlackRock, Inc. Class A	1,300	687,232
		10,593,566
Consumer Finance - 0.3%
Consumer Finance - 0.3%
OneMain Holdings, Inc.	21,800	508,594
Diversified Financial Services - 8.3%
Multi-Sector Holdings - 6.4%
Berkshire Hathaway, Inc. Class B (a)	57,300	10,633,734
Cannae Holdings, Inc. (a)	15,399	567,145
		11,200,879
Other Diversified Financial Services - 1.9%
Voya Financial, Inc.	73,000	3,288,650

TOTAL DIVERSIFIED FINANCIAL SERVICES		14,489,529

Insurance - 83.0%
Insurance Brokers - 23.9%
Aon PLC	42,600	8,390,070
Arthur J. Gallagher & Co.	75,400	7,108,712
Brown & Brown, Inc.	114,600	4,606,920
Marsh & McLennan Companies, Inc.	131,000	13,875,520
Willis Group Holdings PLC	39,428	7,999,941
		41,981,163
Life & Health Insurance - 13.8%
AFLAC, Inc.	10,100	368,347
Athene Holding Ltd. (a)	17,400	502,686
CNO Financial Group, Inc.	183,900	2,638,965
Globe Life, Inc.	11,200	862,624
MetLife, Inc.	214,875	7,737,649
Primerica, Inc.	27,900	3,170,556
Principal Financial Group, Inc.	81,600	3,151,392
Prudential Financial, Inc.	62,689	3,821,521
Prudential PLC	35,800	464,301
Unum Group	105,161	1,593,189
		24,311,230
Multi-Line Insurance - 9.8%
American International Group, Inc.	374,150	11,246,949
Assurant, Inc.	17,600	1,805,408
China Pacific Insurance (Group) Co. Ltd. (H Shares)	169,600	471,404
Hartford Financial Services Group, Inc.	76,000	2,910,040
Zurich Insurance Group Ltd.	2,206	713,866
		17,147,667
Property & Casualty Insurance - 35.1%
Allstate Corp.	97,900	9,575,599
Arch Capital Group Ltd. (a)	129,900	3,665,778
Assured Guaranty Ltd.	66,600	1,726,938
Chubb Ltd.	136,305	16,621,032
First American Financial Corp.	38,700	1,953,963
FNF Group	65,600	2,092,640
Loews Corp.	59,500	1,977,780
Markel Corp. (a)	2,020	1,812,788
Mercury General Corp.	200	8,046
Progressive Corp.	61,500	4,777,320
The Travelers Companies, Inc.	163,600	17,501,929
		61,713,813
Reinsurance - 0.4%
Everest Re Group Ltd.	3,300	654,753
Maiden Holdings Ltd. (a)	400	480
		655,233

TOTAL INSURANCE		145,809,106

IT Services - 0.9%
Data Processing & Outsourced Services - 0.9%
Black Knight, Inc. (a)	20,157	1,551,686
Road & Rail - 0.0%
Trucking - 0.0%
Lyft, Inc. (a)	1,200	37,512
TOTAL COMMON STOCKS
(Cost $115,005,768)		172,989,993

Nonconvertible Preferred Stocks - 0.0%
Insurance - 0.0%
Life & Health Insurance - 0.0%
Globe Life, Inc. 6.125%
(Cost $73,591)	2,959	78,621

Money Market Funds - 0.2%
Fidelity Cash Central Fund 0.11% (b)
(Cost $297,439)	297,379	297,439
TOTAL INVESTMENT IN SECURITIES - 98.7%
(Cost $115,376,798)		173,366,053
NET OTHER ASSETS (LIABILITIES) - 1.3%		2,295,800
NET ASSETS - 100%		$175,661,853

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$437
Fidelity Securities Lending Cash Central Fund	287
Total	$724

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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